UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 21, 2006
                                                  ___________________________


                  Prudential Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Pennsylvania                           000-51214                   68-0593604
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)


1834 Oregon Avenue, Philadelphia, Pennsylvania                          19145
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (215) 755-1500
                                                    _________________________


                              Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01  Regulation FD Disclosure
           ________________________

     On September 21, 2006, Prudential Savings Bank (the "Bank"), the wholly owned subsidiary of Prudential Bancorp, Inc. of Pennsylvania, issued a press release announcing that it planned to open a new branch office in Philadelphia, Pennsylvania and had filed applications to obtain regulatory approval to open such branch office.

     For additional information, reference is made to the Bank's press release, dated September 21, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

Item 9.01  Financial Statements and Exhibits
           _________________________________

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Not applicable.

     (d)   The following exhibit is included with this Report:

         Exhibit No.      Description
         ______________   ________________________________________
         99.1             Press release regarding announcing plans
                          to open a new branch office and the
                          filing of applications requesting
                          regulatory approval related thereto.
















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                           By:  /s/ Joseph R. Corrato
                                _____________________________________________
                                Name:  Joseph R. Corrato
                                Title: Executive Vice President and Chief
                                       Financial Officer

Date: September 21, 2006


















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                                EXHIBIT INDEX

        Exhibit No.         Description
        ________________    ________________________________________
        99.1                Press release dated September 21, 2006
                            announcing the planned opening of a new
                            branch office and the filing of
                            regulatory applications related thereto.